UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) July 26, 2012

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center 1415 W. Diehl Road Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2012, Tellabs, Inc. (the “Company”) announced the retirement of its Executive Vice President and Chief Technology Officer, Dr. Vikram Saksena. Additional information regarding Dr. Saksena’s compensation, including severance compensation, may be found in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC. (Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello Vice President of Finance and Chief Accounting Officer (Principal Accounting Officer and duly authorized officer)

July 30, 2012

(Date)